SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 23, 2002
               --------------------------------------------------
                Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             Commission File Number


                 Ohio                                       31-0987416
-----------------------------------------------        -----------------
 (State or other jurisdiction of incorporation)        (I.R.S. Employer
                                                     Identification Number)

             138 Putnam Street
              P.O. Box 738,
              Marietta, Ohio                          45750
----------------------------------------            ----------
 (Address of principal executive office)            (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Peoples Bancorp (Nasdaq: PEBO) was recently recognized in the 12th annual edition of America's Finest Companies(R). The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

Item 8.  Change in Fiscal Year
          Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
          Not applicable.


EXHIBIT NUMBER                   DESCRIPTION
--------------                   ------------------
99                               September 23, 2002

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  September 24, 2002                PEOPLES BANCORP INC.
                                         --------------------
                                         Registrant



                                By: /s/  MARK F. BRADLEY
                                         -------------------------------------
                                         Mark F. Bradley
                                         Executive Vice President &
                                         Chief Integration Officer



                                INDEX TO EXHIBITS

Exhibit Number                   Description                       Page
--------------                   ----------                       ------
     99                          News Release issued 09/23/02        4